UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2022

CLUBHOUSE MEDIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-140645	99-0364697
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Road, D517

Las Vegas, Nevada 89103

(Address of principal executive offices) (Zip code)

(702) 479-3016

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 20, 2022, Clubhouse Media Group, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “May 2022 ONE44 SPA”) by and between the Company and ONE44 Capital LLC (“ONE44”). Pursuant to the terms of the May 2022 ONE44 SPA, the Company agreed to issue and sell, and ONE44 agreed to purchase (the “Purchase”), a convertible promissory note in the aggregate principal amount of $115,000 (the “May 2022 ONE44 Note”). The May 2022 ONE44 Note has an original issue discount of $10,000. In addition, the Company agreed to pay $5,000 in legal fees in connection with execution of the May 2022 ONE44 SPA and issuance of the May 2022 ONE44 Note. Accordingly, the Company received gross proceeds of $100,000. Pursuant to the terms of the May 2022 ONE44 SPA, the Company also agreed to issue 1,155,000 shares of restricted common stock to ONE44 as additional consideration for the purchase of the May 2022 ONE44 Note.

The May 2022 ONE44 Note bears interest at a rate of 4% per annum and matures on May 20, 2023. The May 2022 ONE44 Note may be prepaid with the following penalties/premiums:

Prepay Date	Prepay Amount
≤ 60 days	120% of principal plus accrued interest
61-120 days	130% of principal plus accrued interest
121-150 days	140% of principal plus accrued interest
151-180 days	150% of principal plus accrued interest

The May 2022 ONE44 Note may not be prepaid after the 180th day.

ONE44 is entitled, at its option, at any time after the sixth monthly anniversary of cash payment, to convert all or any amount then outstanding under the May 2022 ONE44 Note into shares of common stock at a price per share equal to 55% of the lowest daily trading VWAP of the Company’s common stock for the 20 prior trading days, subject to a 4.99% equity blocker and subject to the terms of the May 2022 ONE44 Note.

If an Event of Default (as defined in the May 2022 ONE44 Note) occurs, unless cured within five days or waived, ONE44 may consider the May 2022 ONE44 Note immediately due and payable and interest will accrue at a rate of 24% per annum, in addition to certain other remedies.

The foregoing description of the May 2022 ONE44 SPA and the May 2022 ONE44 Note does not purport to be complete and is qualified in its entirety by reference to the May 2022 ONE44 SPA and the May 2022 ONE44 Note, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 above regarding the May 2022 ONE44 Note is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Securities Purchase Agreement, dated May 20, 2022, by and between the registrant and ONE44 Capital LLC.
10.2	Convertible Promissory Note, dated May 20, 2022, issued by the registrant to ONE44 Capital LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 25, 2022	CLUBHOUSE MEDIA GROUP, INC.

	By:	/s/ Amir Ben-Yohanan
Amir Ben-Yohanan
Chief Executive Officer